EXHIBIT 10(f)

                    MATERIAL DETAILS OF EMPLOYMENT AGREEMENTS

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Name of Executive               Date of Employment Agreement
-----------------               ----------------------------

Gary L. Conradi                       November 29, 1999

Ronald M. Moquist                     November 29, 1999

Thomas Iacarella                      November 29, 1999